THE MDU RESOURCES GROUP, INC. DEFERRED COMPENSATION PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by MDU Resources Group, Inc. (the "Company") of the MDU Resources Group, Inc. Deferred Compensation Plan ("Plan").

W I T N E S S E T H:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Company hereby represents and warrants that the Plan has been adopted by the Company upon proper authorization and the Company hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Company, for itself and its subsidiaries, hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6    Committee:    The duties of the Committee set forth in the Plan shall be satisfied by:

    (a)    Company

    (b)    The administrative committee appointed by the Board to serve at the pleasure of the Board.

    (c)    Board.

XX    (d)    Other (specify): The Compensation Committee of the MDU Resources Board of Directors, or its designee.

2.8Compensation: The "Compensation" of a Participant shall mean all of a Participant's:
XX    (a)    Base salary.

XX    (b)    Service Bonus.

XX Service Bonus earned from 1/1 – 12/31, paid on or around first quarter of the following Plan Year.

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    Service Bonus earned each calendar quarter, paid on or around the following calendar quarter.

    Service Bonus with no defined earnings period (e.g.: a “spot bonus”)

XX    (c)    Performance-Based Compensation earned in a period of 12 months or more.

XX Performance Based Bonus earned from 1/1 – 12/31, paid on or around first quarter the following Plan Year and whose elections must be made no later than 6/30 of the Plan Year it is earned.

Performance Based Bonus earned from     , paid on or around
     the following Plan Year and whose elections must be made no later than      of the Plan Year it is earned.

    (d)    Commissions.

XX    (e)    Compensation received as an Independent Contractor reportable on Form 1099.

    (f)    Other:

2.9 Crediting Date: The Deferred Compensation Account of a Participant shall be credited as follows:

Participant Deferral Credits at the time designated below:
XX    (a)    On any business day as specified by the Employer.

    (b)    Each pay day as reported by the Employer.

    (c)    The last business day of each payroll period during the Plan Year.

Employer Credits at the time designated below:

XX    (a)    On any business day as specified by the Employer.

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2.13Effective Date:
(a)This is a newly-established Plan, and the Effective Date of the Plan is January 1, 2021.

XX    (b)    This is an amendment of a plan named MDU Resources Group, Inc.
Deferred Compensation Plan dated January 1, 2021 and governing all contributions to the plan through and after August 12, 2021. The Effective Date of this amended Plan is August 12, 2021.

2.20Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

XX    (a)    Age 65.

    (b)    The later of age     or the     anniversary of the participation

commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

    (c)    Other:     .

2.23    Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	EIN
MDU Resources Group, Inc. for itself and its subsidiaries	30-1133956

2.26    Plan: The name of the Plan is

MDU Resources Group, Inc. Deferred Compensation Plan.

2.28    Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30    Seniority Date: The date on which a Participant has:

    (a)    Attained age .

    (b)    Completed Years of Service from First Date of Service.

    (c)    Attained age and completed Years of Service from First Date of Service.

XX    (d)    Not applicable – distribution elections for Separation from Service are not based on Seniority Date.

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4.1Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX    (a)    Base salary:

minimum deferral:          %

maximum deferral:     80%

XX    (b)    Service Bonus:

XX    Service Bonus

minimum deferral:          %

maximum deferral:     100%

XX    (c)    Performance-Based Compensation:

XX    Performance Based Bonus

minimum deferral:          %

maximum deferral:     100%

    (d)    Commissions:

minimum deferral:	%
maximum deferral:	%

XX    (e)    Form 1099 Compensation:

minimum deferral:          %

maximum deferral:     100%

    (f)    Other:

minimum deferral:	%
maximum deferral:	%

    (g)    Participant deferrals not allowed.

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4.1.2    Participant Deferral Credits and Employer Credits – Election Period: Participant elections regarding Participant Deferral Credits and Employer Credits shall be subject to the following effective periods (one must be selected):
XX (a) Evergreen election. An election made by the Participant shall continue in effect for subsequent years until modified by the Participant as permitted in Section 4.1and Section 4.2. (This option is not permitted if source year accounts are elected in Section 4.3)

(b) Non-Evergreen election. Any election made by the Participant shall only remain in effect for the current election period and will then expire. An election for each subsequent year will be required as permitted in Sections 4.1 and 4.2.

4.2Employer Credits: Employer Credits will be made in the following manner:
XX    (a)    Employer Credits 1 (Employer Discretionary Credits): The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:
XX    (i)    An amount determined each Plan Year by the Employer.

    (ii)    Other:     .

    (b)    Employer Credits 2 (Other Employer Credits): The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:
    (i)    An amount determined each Plan Year by the Employer.

    (ii)    Other:     .

    (c)    Employer Credits not allowed.

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4.3 Deferred Compensation Account: The Participant is permitted to establish the following accounts:
XX    (a)    Non-source year account(s). Deferred Compensation Account(s) will not be established on a source year basis:

(i) A Participant may establish only one account to be distributed upon Separation from Service. One set of payment options for that account is allowed as permitted in Section 7.1. Additional In-Service or Education accounts may be established as permitted in Section 5.4.

XX (ii) A Participant may establish multiple accounts to be distributed upon Separation from Service. Each account may have one set of payment options as permitted in Section 7.1 Additional In-Service or Education accounts may be established as permitted in Section 5.4. If this multiple account option is elected, the Participant will also be required to elect Separation from Service payment options for each In-Service or Education account established.

(b) Source year account(s): Annual Deferred Compensation Account(s) will be established each year in which Participant Deferral Credits or Employer Credits are credited to the Participant. Only one account may be established each year for distribution upon Separation from Service. One set of payment options for that account is allowed as permitted in Section 7.1. Additional In-Service or Education accounts may be established for each source year as permitted in Section 5.4. If this option is selected, Evergreen elections as described in Section 4.1.2 are not permitted.

5.2Disability of a Participant:
XX (a) A Participant's becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

    (b)    A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:
    (a)    An amount to be determined by the Committee.

XX    (b)    No additional benefits.

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5.4 In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:
XX    (a)    In-Service Accounts are allowed with respect to:
XX    Participant Deferral Credits only.
    Employer Credits only.
    Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:
XX    Single lump sum payment.
XX    Annual installments over a term certain not to exceed 5 years.

Education Accounts are allowed with respect to:
    Participant Deferral Credits only.
    Employer Credits only.
    Participant Deferral and Employer Credits.

Education Accounts distributions may be made in the following manner:
    Single lump sum payment.
    Annual installments over a term certain not to exceed years.

If applicable, amounts not vested at the time payments due under this Section cease will be:
    Forfeited
    Distributed at Separation from Service if vested at that time

    (b)    No In-Service or Education Distributions permitted.

5.5Change in Control Event:
    (a)    Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

XX    (b)    A Change in Control shall not be a Qualifying Distribution Event.

5.6Unforeseeable Emergency Event:
XX    (a)    Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

(b) An Unforeseeable Emergency shall not be a Qualifying Distribution Event.

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6.    Vesting: An Active Participant shall be vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:
        (a)    Normal Retirement Age.

XX    (b)    Full vesting upon Death.

XX    (c)    Full vesting upon Disability.

XX    (d)    Full vesting after attaining age sixty-five (65) and completing at least ten (10) “years of continuous service” with the Company.

XX    (e)    Involuntary separates from service with the Company within twelve (12) months of a “change in control” of the Participant’s direct Employer (within the meaning of Code Section 409A), then such Participant shall have a nonforfeitable (vested) right to 100% of the amounts credited to the Participant’s account(s).

XX    (f)    Satisfaction of the vesting requirement as specified below:

	(i)	Immediate 100% vesting.
	(ii)	100% vesting after Years of Service.
	(iii)	100% vesting at age .
XX	(iv)	Number of Years of Service	Vested Percentage

Less than	1	0%
	1	34%
	2	67%
	3	100%
	4	%
	5	%
	6	%
	7	%
	8	%
	9	%
	10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

	(1)	First day of Service.
	(2)	Effective date of Plan participation.
XX	(3)
Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her
Deferred Compensation Account.

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    Employer Credits 2 (Other Employer Credits):

(i)	Immediate 100% vesting.
(ii)	100% vesting after Years of Service.
(iii)	100% vesting at age .
(iv)	Number of Years of Service	Vested Percentage

Less than	1%
1%
2%
3%
4%
5%
6%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

    (1)    First day of Service.

    (2)    Effective date of Plan participation.

(3)     Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

7.1 Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(a)Separation from Service (Seniority Date is Not Applicable)

XX    (i)    A lump sum.

XX    (ii)    Annual installments over a term certain as elected by the Participant not to exceed 10 years.

(b)Separation from Service prior to Seniority Date (If Applicable)

    (i)    A lump sum.

XX    (ii)    Not Applicable

(c)Separation from Service on or After Seniority Date (If Applicable)

(i)A lump sum.

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    (ii)    Annual installments over a term certain as elected by the Participant not to exceed years.

XX    (iii)    Not Applicable

(d)Separation from Service Upon a Change in Control Event

XX    (i)    A lump sum.

(e)Death

XX    (i)    A lump sum.

    (ii)    Annual installments over a term certain as elected by the Participant not to exceed years.

(f)Disability

XX    (i)    A lump sum.

XX    (ii)    Annual installments over a term certain as elected by the Participant not to exceed 10 years.

    (iii)    Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:
    Forfeited
    Distributed at Separation from Service if vested at that time

(g)Change in Control Event

    (i)    A lump sum.

XX    (ii)    Not Applicable

If applicable, amounts not vested at the time payments due under this Section cease will be:
    Forfeited
    Distributed at Separation from Service if vested at that time

7.4    De Minimis Amounts.

XX (a) Notwithstanding any payment election made by the Participant, the vested balance in all Deferred Compensation Account(s) of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $50,000. In addition, the Employer may distribute a Participant's vested balance in all Deferred Compensation Account(s) of the Participant at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's

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entire interest in the Plan and any other Employer plan subject to aggregation under Section 409A of the Code.

(b) There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant's vested balance at anytime if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan and any other Employer plan subject to aggregation under Section 409A of the Code.

10.1    Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

XX    (a)    Company.

    (b)    Employer or Participating Employer who employed the Participant when amounts were deferred.

14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section     of the Plan shall be amended to read as provided in attached Exhibit

XX    There are no amendments to the Plan.

17.8 Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of North Dakota, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

MDU Resources Group, Inc.
Name of Employer

By:
Authorized Person
Date:

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